Offerings - Offering: 1	Sep. 03, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(o)	true
Security Type	Equity
Security Class Title	Ordinary Shares, par value $0.0001 per share(2)
Maximum Aggregate Offering Price	$ 9,660,000
Fee Rate	0.01531%
Amount of Registration Fee	$ 1,479
Offering Note	Estimated solely for the purpose of calculating the amount of the registration fee in accordance with Rules 457(o) under the Securities Act of 1933, as amended.The registration fee for securities is based on an estimate of the Proposed Maximum Aggregate Offering Price of the securities, assuming the sale of the maximum number of Ordinary Shares at the highest expected offering price, and such estimate is solely for the purpose of calculating the registration fee pursuant to Rule 457(o). Includes the offering price attributable to 210,000 additional Ordinary Shares that the underwriters have the option to purchase to cover over-allotments, if any.